Exhibit 99.2

Local Corporation

We connect local businesses with online consumers

Corporate Overview: 2Q2013

1	CORPORATE OVERVIEW | 2Q2013

Forward looking statements …………………………………………………….

Certain matters being discussed by Local Corporation’s management today Adjusted EBITDA, as defined above, is not a measurement under GAAP. include forward looking statements which are made pursuant to the Safe Adjusted EBITDA is reconciled to net loss and loss per share, which we Harbor provisions of section 21-E of the Securities Exchange Act of 1934. believe are the most comparable GAAP measures, at the end of this Investors are cautioned that statements which are not strictly historical presentation. Management believes that Adjusted EBITDA provides useful statements, including statements concerning future expected financial information to investors about the company’s performance because it performance, management objectives and plans for future operations, our eliminates the effects of period-to-period changes in income from interest on relationships with strategic or other partners, the release of new products or the company’s cash and marketable securities, expense from the company’s services or enhancements to existing products or services, our expectations financing transactions and the costs associated with income tax expense, regarding potential acquisitions and the future performance of past capital investments, stock-based compensation expense, warrant revaluation acquisitions including our ability to realize expected synergies, trends in the charges, and non-recurring charges which are not directly attributable to the market for our current or planned products or services, and market acceptance underlying performance of the company’s business operations. Management of our products or services, constitute forward looking statements. uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.

The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”, A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often “could”, “may”, “possibly”, and similar expressions and the negatives thereof. have a material effect on the company’s net income and earnings per common These forward looking statements involve a number of risks and uncertainties share calculated in accordance with GAAP. Therefore, management that could cause actual results to differ materially from the forward looking compensates for this limitation by using Adjusted EBITDA in conjunction with statements. Those risks and uncertainties are detailed in the company’s filings GAAP net loss and loss per share measures. The company believes that from time to time with the Securities and Exchange Commission. The Adjusted EBITDA provides investors with an additional tool for evaluating the information contained in the forward looking statements is provided as of the company’s core performance, which management uses in its own evaluation date of such oral statements and the company disclaims any obligation to of overall performance, and as a base-line for assessing the future earnings updatesuch statements. potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, This document includes the non-GAAP financial measure of “Adjusted with reconciliation to GAAP (as noted above), it may provide greater insight EBITDA” which we define as net income/loss excluding: provision for income into the company’s financial results. The non-GAAP measures should be taxes; interest and other income (expense), net; depreciation; amortization; viewed as a supplement to, and not as a substitute for, or superior to, GAAP stock based compensation charges; gain or loss on warrant revaluation; net net income or earnings per share. income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve and severance charges.

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Local Corporation Overview

KEY FACTS

Founded/IPO 1999/2004

Ticker LOCM (NASDAQ)

Reach ~1 million consumers/day

Flagship Site Local.com – Top 100 US Site

Network Over 1,200 local sites

Patents 12 issued + 7 pending

Headquarters Irvine, CA

Employees ~100

REVENUE IN MILLIONS

*

*Midrange of guidance reported as of May 9, 2013

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What is ‘Local Search’?

A search for a product or service, somewhere:

Implicit

No location, but local

Explicit

Actual location

Local searchers are often further along in the buying process, so they tend to convert to buyers at a higher rate.

Higher conversion rates means businesses will often pay a premium to advertise to local searchers.

Local searchers are worth more!

Pay-per-click rates for local versus national keyword terms…

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The Opportunity

Offline is going digital, and digital is going local

Source: BIA/Kelsey, January 2013

We have assets in all areas

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Our Model

We aggregate local business, product and service content and publish it across over 1,200 sites.

Search engines index this content and show those sites in their search results, driving local search traffic to us.

We monetize that traffic with various ad units from ad partners, and we keep most of the revenue generated.

Traffic x Monetization = Revenue

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Consumer Properties

Local.com + **Network**

Our flagship property







A private label local business directory provided to over 1,200 regional media sites nationwide – typically local newspapers

Business directories powered by Local Corporation include…

Arizona Daily Star	El Paso Times	Observer-Reporter	The Record Searchlight
Boston Herald	Honolulu Star Advertiser	Pittsburgh Post-Gazette	The State Journal-Register
Canton Rep	Journal Star	Santa Ynez Valley News	The Telegraph
Chattanooga Times Free Press	Knoxville News Sentinel	St. Louis Post-Dispatch	Treasure Coast
Cumberland Times News	LaCrosse Tribune	Star Banner	Triangle411
Daily Herald - Utah	Naples News	The Arizona Republic	Valley News
Daily Princetonian	NC Times	The Commercial Appeal	Ventura County Star
Daily Tarheel	Newsday	The Dispatch	Vermont Today
East Valley Tribune	Norwich Bulletin	The Gazette	Washington Post

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local corporation

Local Search is Going Mobile

And we’re ready!

• Within 5 years, 80% of local searches will be done on a mobile device*

• Monetization is a big challenge in mobile, and we believe pay per call is a natural solution. We have three pay per call patents.

» Filed in 2002

• Monetization is a big challenge in mobile, and we believe pay per call is a natural solution. We have three pay per call patents.

» Filed in 2002

*Source: Borrell Associates 2012

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Great Momentum

• Multi-year traffic growth

• Organic traffic is low cost/high margin – at record levels

• Mobile traffic at record levels – still figuring out monetization, but we think we have key IP

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IP & Technology

• Proprietary platform and know-how

» Real time business, product and services data integration

» Large scale local/commercial content production and syndication

» Very large scale CPC ad-serving and distribution

» Web indexing and local search relevance

» Very large scale SEO, SEM campaign expertise

» Local display ad production and syndication

» Web hosting and local/commercial domain name acquisition

• 12 patents issued, 7 pending

» Key patents

– Local web indexing (for indexing local web sites across the web)

– Pay per call for local and commercial searches via a mobile device (multiple patents)

• The billion dollar industry question: How do we monetize mobile?

– Dynamic cascading menu search (for product search on tablets and smart phones)

– Bulk domain registration and content management (for very large scale SEO)

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Experience with Strategy Discipline



Heath Clarke
Founder, Chairman & CEO

20+ yrs exp
Founded Local in '99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)



Mike Sawtell
President & COO

20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. *(now Local Corporation)*
COO & VP of Sales, Informative Research



Ken Cragun
CFO

20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CPA; Big 4 Exp.



Carlos Caponera
VP, Consumer Properties

Product Marketing Director, Debtmerica LLC
Product Marketing Director, Get Lower Inc.
Product Manager, Experian Consumer Direct



Lori Chavez
VP, Marketing

Marketing Consultant, Westfield
Marketing, Accenture
VP, Marketing, Jones Lang LaSalle
Director, Marketing, Equity Office



Erick Herring
SVP Technology

Founder Townloop
CTO Feedback.com
CTO, VP Product Webvisible
CTO Adapt Technologies



Eric Orrantia
VP, Sales

Director, West Coast Sales, Advertising.com (AOL)
Director Business Development, Mediaplex
Director, West Coast Sales, InStream



Rob Luskey
VP, Business Development

Director, Business Development, go2 Systems, Inc.
Senior Manager, Internet Products and Services, United Yellow Pages
Owner & Publisher, Local Impact Publishing

11 CORPORATE OVERVIEW | 2Q2013

local corporation

Growth Strategy

• Grow margins in O&O business (largest revenue stream)

» Margin optimization via new SEM tools

» Gradually ramping in the UK

• Grow revenues in Network (highest gross margin revenues)

» Expand number of sites via business development team (more traffic)

» New products planned… shopping directory, ‘Launch by Local’ SMB private label, publisher dashboard

» Optimize monetization by deploying new testing platform

• Developing opportunities

» Local display network – leveraging our existing Network

» Microsites (insurance, HVAC, alarm systems and more) – leveraging out platform

» Improved monetization via lead generation – monetization improvements

» Mobile – leveraging our platform

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We Believe the Inflection Point is Now

Material challenges over past 2 years

• Five material challenges in 24 months withstood

» Significant cost to the company in revenue and earnings

• Highest revenue per employee ever

» Projected growth to about $900k per employee EOY

» Running lean!

• Returning to profit

» Significant cost savings starting 1Q13

» Achieved 1Q13 Positive Adjusted EBITDA

» Achieved positive cash from operations from 1Q13

*Losses not to scale Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end.

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1Q13 Balance Sheet & Cap. Table

Additional Data:

I. $12 million credit facility. Interest rate approximately 5%

II. Total authorized shares 65,000,000 common and 10,000,000 preferred

III. In April 2013, the company closed $5 million in convertible notes. Interest rate of 7%. Conversion price of $2.01. Included 746,000 of warrants with $2.01 exercise price.

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Why Invest in Local Corporation?

• Multi-year track record of 31% CAGR

• Management are buyers!

» Senior execs have exchanged bonuses for 235,000 shares in the last 18 months!

• Proprietary platform and great IP

• Many growth opportunities in a rapidly changing space

• Returning to profitability – we believe the inflection point is NOW

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Thank You

Heath Clarke

Founder, Chairman & Chief Executive Officer hclarke@local.com

Ken Cragun

Chief Financial Officer kcragun@local.com 949.784.0800

http://www.localcorporation.com

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Digital Media Landscape

*Partners

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Reconciliation: Adjusted EBITDA to GAAP Net Inc …………….

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Video

Watch our video to learn more about what we do

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